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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 7, 1997
                         ------------------------------

                       FIRST CENTRAL FINANCIAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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
               NEW YORK                                    1-9138                                      11-2648222
   (State or Other Jurisdiction of                (Commission File Number)              (I.R.S. Employer Identification Number)
            Incorporation)
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                              266 MERRICK ROAD
                          LYNBROOK, NEW YORK 11563
               (Address of Principal Executive Offices) (Zip Code)
        Registrant's telephone number, including area code (516) 593-7070





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ITEM 5.  OTHER EVENTS

         Pursuant to Paragraph F of the General Instructions to Form 8-K, the Company hereby incorporates by reference herein the press release issued by the Company on November 7, 1997, which is attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      EXHIBITS

                  Exhibit  Description

                  99  Press release, dated November 7, 1997


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FIRST CENTRAL FINANCIAL CORPORATION

November 7, 1997                            By: /s/ Andrew W. Attivissimo
                                               --------------------------
                                                 Andrew W. Attivissimo
                                                 President

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                                INDEX TO EXHIBITS

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Exhibit                                                  Description

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  99                                     Press release, dated November 7, 1997

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